SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                               September 29, 2000

                          CENTURY BUILDERS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                FLORIDA                 0-25850             65-0502494
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     (State or Other Jurisdiction     (Commission         (IRS Employer
           of Incorporation)         File Number)      Identification No.)



         7270 NW 12th Street, Suite 410
                 Miami, Florida                               33126
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(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (305) 599-8100



                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)

Item 8.  CHANGE IN FISCAL YEAR

As of September 29, 2000, the Company changed its fiscal year end from September 30 to December 31, to be effective commencing December 31, 2000. The transition report on Form 10-Q covering the three month period from October 1, 1999 to December 31, 1999 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             CENTURY BUILDERS GROUP, INC.

Date: September 29, 2000
                                             By:/S/ Sergio Pino
                                                --------------------------------
                                                Sergio Pino, President and
                                                Chief Executive Officer

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